SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]           Definitive Proxy Statement
[X]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

RevenueShares ETF Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.

[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[   ]           Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

____________________________________________________________

2)           Form, Schedule or Registration Statement No.:

____________________________________________________________

3)           Filing Party:

____________________________________________________________

4)           Date Filed:

____________________________________________________________

IMPORTANT NOTICE FOR HOLDERS OF
REVENUESHARES FINANCIALS SECTOR FUND

Enclosed you will find proxy material related to two Shareholder Meetings for the RevenueShares Financials Sector Fund.    At the first meeting, you are asked to consider the election of Trustees and, at the second, to vote on approval of an investment advisory agreement.

Please note that you have received two cards for each investment you own in the Financials Sector Fund, one card for each meeting.   It is extremely important that you vote in BOTH meetings.   You can do so by utilizing any of the convenient methods detailed on the cards themselves.

If you should have any questions in this regard, you can contact us at 866-387-9392 between the hours of 9:00 am and 10:00 pm Eastern time, Monday through Friday.

Thank you in advance for your consideration and votes.

FINANCIAL ADVISOR PROXY LETTER

- For Financial Advisor Use Only -

Dear [Financial Advisor NAME]:

During the week of October 12, 2015 or shortly thereafter, your clients who were invested in one or more RevenueShares Funds on the record date of September 30, 2015 will receive a mailing with important proxy information. We are making you aware of the proxy mailing and the Meeting of Shareholders because your clients may contact you with questions.  We also want you to know that our proxy solicitor, AST Fund Solutions, may contact your clients to confirm that they have received the proxy material, to answer any questions they may have, and record a proxy vote by phone if they elect to do so.  If your clients contact you about this, please recommend that they exercise their voting rights no matter how many shares they own.  Early voting will help eliminate the need for follow-up mailings and phone calls.

Your clients can exercise their vote using any of the convenient methods listed on the proxy card they received within their proxy package.  If they reach out to you and have their proxy card in hand, you can ask them to log on to www.proxyonline.com, enter the control number found on the proxy card, and cast their votes.  If you have discretion to vote on behalf of your clients, we encourage you to do so at your earliest convenience, using the above-mentioned website.  If you would like to review the proxy statement yourself, you can find it at www.proxyonline.com/docs/RevenueShares.pdf.If at any point you or your clients have any questions about this proxy or the voting process, you can reach AST Fund Solutions at 866-387-9392 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time, Monday to Friday.

Additional Information about the Meeting of Shareholders

The proxy statement asks your clients to vote on significant proposals related to the Meeting of Shareholders of the RevenueShares Funds to be held on November 13, 2015.  In September we announced that OppenheimerFunds, Inc. had signed a definitive agreement to acquire VTL Associates, LLC (“VTL”), investment adviser to the RevenueShares Funds. This prospective change in ownership triggers a regulatory requirement that shareholders approve a “new” investment advisory agreement with VTL.

At the Meeting, shareholders will be asked to consider proposals to approve:

•	A new investment advisory agreement between the RevenueShares Funds and VTL.

•	The election of a new Board of Trustees of the RevenueShares Funds.

After careful consideration, the RevenueShares Funds’ Board of Trustees believes that these actions are in the best interests of the Funds and their shareholders and urges shareholders to vote in favor of each proposal.

- For Financial Advisor Use Only -

VTL will continue to serve as the investment adviser to the RevenueShares Funds and there will be no change in advisory fees, service levels or the number of shares investors own as a result of the transaction. In addition, the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

We greatly appreciate your help in encouraging your clients’ participation in this important process. Please feel free to contact me at any time with questions.

Sincerely,

[NAME]

- For Financial Advisor Use Only -

FINANCIAL ADVISOR PROXY LETTER

- For Financial Advisor Use Only -

Dear [Financial Advisor NAME]:

During the week of October 12, 2015 or shortly thereafter, your clients who were invested in one or more RevenueShares Funds on the record date of September 30, 2015 will receive a mailing with important proxy information. We are making you aware of the proxy mailing and the Meetings of Shareholders because your clients may contact you with questions.  We also want you to know that our proxy solicitor, AST Fund Solutions, may contact your clients to confirm that they have received the proxy material, to answer any questions they may have, and record a proxy vote by phone if they elect to do so.  If your clients contact you about this, please recommend that they exercise their voting rights no matter how many shares they own.  Early voting will help eliminate the need for follow-up mailings and phone calls.

Your clients can exercise their vote using any of the convenient methods listed on the proxy cards they received within their proxy package.  If they reach out to you and have their proxy cards in hand, you can ask them to log on to www.proxyonline.com, enter the control number found on the proxy cards, and cast their votes.  If you have discretion to vote on behalf of your clients, we encourage you to do so at your earliest convenience, using the above-mentioned website.  If you would like to review the proxy statement yourself, you can find it at www.proxyonline.com/docs/RevenueShares.pdf.If at any point you or your clients have any questions about this proxy or the voting process, you can reach AST Fund Solutions at 866-387-9392 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time, Monday to Friday.

Additional Information about the Meetings of Shareholders

The proxy statement asks your clients to vote on significant proposals related to the Meetings of Shareholders of the RevenueShares Funds to be held on November 13, 2015.  In September we announced that OppenheimerFunds, Inc. had signed a definitive agreement to acquire VTL Associates, LLC (“VTL”), investment adviser to the RevenueShares Funds. This prospective change in ownership triggers a regulatory requirement that shareholders approve a “new” investment advisory agreement with VTL.

At the Meetings, shareholders will be asked to consider proposals to approve:

•	A new investment advisory agreement between the RevenueShares Funds and VTL.

•	The election of a new Board of Trustees of the RevenueShares Funds.

After careful consideration, the RevenueShares Funds’ Board of Trustees believes that these actions are in the best interests of the Funds and their shareholders and urges shareholders to vote in favor of each proposal.

- For Financial Advisor Use Only -

VTL will continue to serve as the investment adviser to the RevenueShares Funds and there will be no change in advisory fees, service levels or the number of shares investors own as a result of the transaction. In addition, the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

We greatly appreciate your help in encouraging your clients’ participation in this important process. Please feel free to contact me at any time with questions.

Sincerely,

[NAME]

- For Financial Advisor Use Only -